Virtus Emerging Markets Equity Income Fund

and Virtus Essential Resources Fund,

each a series of Virtus Opportunities Trust

Supplement dated September 13, 2016 to the Summary and

Statutory Prospectuses and Statement of Additional Information (“SAI”),

each dated January 28, 2016, as supplemented

Important Notice to Investors

Effective September 1, 2016, the subadviser to the above-named funds changed its name from Kleinwort Benson Investors International, Ltd. to KBI Global Investors (North America) Ltd. Accordingly, all references to the subadviser’s previous name in each fund’s summary prospectus, the statutory prospectus and SAI are hereby changed to reflect the subadviser’s new name, KBI Global Investors (North America) Ltd. and references to the defined term “KBII” are hereby changed to “KBIGI (North America).” Also, KBIGI (North America)’s affiliate, Kleinwort Benson Investors Dublin Ltd., has changed its name to KBI Global Investors Ltd. Accordingly, all references to that entity’s previous name in each fund’s summary prospectus, the statutory prospectus and SAI are hereby changed to reflect its new name, KBI Global Investors Ltd.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VOT 8020 KBIINameChange (9/2016)